EXHIBIT 10.3
SEVENTH OMNIBUS AMENDMENT
     THIS SEVENTH OMNIBUS AMENDMENT (this “Amendment”), dated as of June 29, 2005, is entered into by and among CH FUNDING, LLC, (the “Borrower”), ATLANTIC ASSET SECURITIZATION CORP, as an Issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer (“La Fayette”), FALCON ASSET SECURITIZATION CORPORATION, as an Issuer (“Falcon”), CALYON NEW YORK BRANCH, successor in interest to Credit Lyonnais New York Branch, as the Administrative Agent (the “Administrative Agent”), as a Bank and as a Managing Agent (“Calyon”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”), successor in interest to Bank One, NA (Main Office Chicago) (“Bank One”), as a Bank and as a Managing Agent, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (“U.S. Bank”), LLOYDS TSB BANK PLC, a banking corporation organized under the laws of England (hereinafter, together with its successors and assigns, “Lloyds”), as a Bank, and DHI MORTGAGE COMPANY, LTD., formerly known as CH Mortgage Company I, Ltd., as the Servicer (the “Servicer”) and as the Seller (the “Seller”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
     WHEREAS, the Servicer, as the Seller, and the Borrower, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the Borrower, Atlantic, the Administrative Agent, and the Servicer (the “First Omnibus Amendment”) and the Second Omnibus Amendment, dated as of November 25, 2002, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Second Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);
     WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (the “Collateral Agency Agreement”);
     WHEREAS, the Borrower, as Debtor, the Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement, dated as of July 9, 2002, as amended by the Third Omnibus Amendment, dated as of April 18, 2003, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Third Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”);
     WHEREAS, the Borrower, Atlantic, Falcon, Bank One, Lloyds, the Administrative Agent, and the Servicer, have entered into that certain Amended and Restated Loan Agreement, dated as of July 25, 2003, which incorporates the Loan Agreement amendments contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and completely replaces and supplants such Omnibus Amendments (as the same may be amended, restated, supplemented or modified from time to time, the “Restated Loan

Agreement” and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the “Operative Documents);
     WHEREAS, the Borrower, the Administrative Agent, U.S. Bank and the Servicer have entered into that certain Fourth Omnibus Amendment, dated as of July 25, 2003, which completely replaced and supplanted the preceding Omnibus Amendments;
     WHEREAS, the Borrower, Calyon, U.S. Bank, Bank One, Lloyds, Danske Bank A/S, Cayman Islands Branch (together with its successors and assigns, “Danske”), and the Servicer entered into the Fifth Omnibus Amendment, dated as of December 22, 2003 (the “Fifth Omnibus Amendment”), relating to certain amendments to the Operative Documents;
     WHEREAS, the Borrower, Calyon, Bank One, Lloyds, Danske, and the Servicer entered into the Sixth Omnibus Agreement, dated as of July 7, 2004 (the “Sixth Omnibus Amendment”), relating to certain amendments to the Operative Documents;
     WHEREAS, via certain assignment agreements dated as of the date hereof, Danske has assigned 100% of its interest to Calyon and Calyon has assigned a portion of such interest to Lloyds; and
     WHEREAS, the parties hereto desire to add La Fayette, as an Issuer, and to further amend the Operative Documents as hereinafter set forth.
     NOW, THEREFORE, the parties agree as follows:
Section 1. Amendment to Repurchase Agreement.
     a. The definition of “Advance Rate” is hereby deleted in its entirety and replaced with the following:
     “Advance Rate” means (i) with respect to a Conforming Loan or a Jumbo Loan, ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then zero, (iii) with respect to a Second-Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).
     b. The definition of “Annual Extension Date” is hereby deleted in its entirety and replaced with the following:
     “Annual Extension Date” shall mean (i) June 28, 2006, and (ii) thereafter, if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b), the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend beyond the Facility Termination Date.

     c. The definition of “CL New York Group” hereby deleted in its entirety and replaced with the following:
     “CL New York Group” means Atlantic, CL New York, La Fayette and each other Group Bank of Atlantic.
     d. The definition of “Collateral Value” is hereby amended as follows:
     i. clause (b) is hereby deleted in its entirety and replaced with the following:
     at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which percentage represents 50% of the 20% set forth in clause (a) above;
     ii. clause (c) is hereby deleted in its entirety and replaced with the following:
     at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed forty-five percent (45%) of the Maximum Facility Amount; provided that (i) no Obligor on any Alt-A Loan shall have a FICO Score of less than 660, and (ii) each of the Alt-A Loans shall have a Loan-to-Value Ratio of no more than 95% and a Combined Loan-to-Value Ratio of no more than 100%;
     iii. clause (d) is inserted as follows:
     at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall not exceed five (5%) of the Maximum Facility Amount; provided that (i) no Obligor on any Subprime Loan shall have a FICO Score of less than 600, and (ii) each of the Subprime Loans shall have a Loan-to-Value Ratio of no more than 90%;
     iv. clause (g) is hereby deleted in its entirety and replaced with the following:
     at any time, (i) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount (except for Subprime Loans, which, if owned by the Borrower for more than 120 days, shall be zero) and (ii) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 180 days shall be zero (except for Subprime Loans, which, if owned by the Borrower for more than 120 days, shall be zero);
          v. in clause (i), replace both occurrences of the words “within nine (9) Business Days after the date the Assignment was delivered to the Collateral Agent” with the words “within nine (9) Business Days after the date of origination of the Special Mortgage Loan”; and
          vi. “; and” is hereby inserted at the end of clause (j), and new clause (k) is inserted as follows:
     at any time, the portion of total Collateral Value that may be attributable to Second-Lien Loans shall not exceed five percent (5%) of the Maximum Facility Amount, of which no more than two percent (2%), which percentage represents 40% of the 5% set forth in the preceding clause, may remain uncovered by a Take-Out Commitment, and any such uncovered Second-Lien Loan shall (i) not remain uncovered for longer than 14 calendar days and (ii) carry an adjustable interest rate; provided that (A) no Obligor on any Second-Lien Loan shall have a FICO Score of less than 680 and (B) each of the Second-Lien Loans shall have a Combined Loan-to-Value Ratio of no more than 100%.
     e. The following definition is inserted after the definition of “Collections”:
     “Combined Loan-to-Value Ratio” means, with respect to any Mortgage Loan, the fraction, expressed as a percentage found by dividing the original principal balance of all Mortgage Loans secured by a particular property by the value of such Mortgage Loans, such value being measured by (i) the appraised value of such property at such time, if a Mortgage Loan is a refinance of an existing loan or (ii) the lower of the sales price of the related property at the time of origination of a Mortgage Loan or the appraised value of such property at such time, if a Mortgage Loan is a purchase money loan.
     f. Clause (b) of the definition of “Eligible Mortgage Loan” is hereby deleted in its entirety and replaced with the following:
     that is a Conforming Loan, a Jumbo Loan, a Subprime Loan, a Second-Lien Loan or an Alt-A Loan;
     g. The following definition is hereby inserted after the definition of “FHA Loan”:
     “FICO Score” means, with respect to the Obligor under a particular Mortgage Loan, a credit rating established by Fair Isaac Corporation.
     h. The following definition is hereby inserted after the definition of “FICO Score”:
     “FICO Score Trigger Event” means that (i) the Pool Weighted FICO Score Average has been reported, in a Servicer Monthly Report, as less than 710, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not provided to the Administrative Agent a revised Pool Weighted FICO Score Average that exceeds 710.

     i. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $400,000,000 and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
     j. The following definition is hereby inserted after the definition of “Jumbo Loan”:
     “La Fayette” means La Fayette Asset Securitization LLC, a Delaware limited liability company.
     k. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Maximum Facility Amount” means $500,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.”
     l. The definition of “Non-conforming Loan” is hereby deleted in its entirety and replaced with the following:
     “Non-Conforming Loan” means a Subprime Loan, a Jumbo Loan or an Alt-A Loan.
     m. The following definition is hereby inserted after the definition of “Person”:
     “Pool Weighted FICO Score Average” means, as of any Collateral Reporting date, the ratio of (a) the sum, for all Alt-A Loans, of the product for each Alt-A Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Alt-A Loans.
     n. The following definition is hereby inserted after the definition of “S&P”:
     “Second-Lien Loan” means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property.
     o. The following definition is hereby inserted after the definition of “Subordination Agreement”:
     “Subprime Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan, or Alt-A Loan) that (1) is underwritten by an Approved Investor, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.
p. Section 5.22 is hereby amended by
          i. replacing the words “within nine (9) Business Days after the date of transfer hereunder of any Special Mortgage Loan from the Seller” with the words “within nine (9) Business Days after the date of origination of the Special Mortgage Loan”; and
          ii. replacing both occurrences of the words “within nine (9) Business Days after the date the Assignment was delivered to the Collateral Agent” with the words “within nine (9) Business Days after the date of origination of the Special Mortgage Loan”.
Section 2. Amendment to Collateral Agency Agreement.
     a. The definition of “Advance Rate” is hereby deleted in its entirety and replaced with the following:
     “Advance Rate” means (i) with respect to a Conforming Loan or a Jumbo Loan, ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then zero, (iii) with respect to a Second-Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).
     b. The definition of “Annual Extension Date” is hereby deleted in its entirety and replaced with the following:
     “Annual Extension Date” shall mean (i) June 28, 2006, and (ii) thereafter, if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b), the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend beyond the Drawdown Termination Date.
     c. The definition of “Collateral Value” is hereby amended as follows:
          i. clause (b) is hereby deleted in its entirety and replaced with the following:
     at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which percentage represents 50% of the 20% set forth in clause (a) above;
          ii. clause (c) is hereby deleted in its entirety and replaced with the following:

     at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed forty-five percent (45%) of the Maximum Facility Amount; provided that (i) no Obligor on any Alt-A Loan shall have a FICO Score of less than 660, and (ii) each of the Alt-A Loans shall have a Loan-to-Value Ratio of no more than 95% and a Combined Loan-to-Value Ratio of no more than 100%;
          iii. clause (d) is inserted as follows:
     at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall not exceed five (5%) of the Maximum Facility Amount; provided that (i) no Obligor on any Subprime Loan shall have a FICO Score of less than 600, and (ii) each of the Subprime Loans shall have a Loan-to-Value Ratio of no more than 90%;
          iv. clause (g) is hereby deleted in its entirety and replaced with the following:
     at any time, (i) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount (except for Subprime Loans, which, if owned by the Borrower for more than 120 days, shall be zero) and (ii) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 180 days shall be zero (except for Subprime Loans which, if owned by the Borrower for more than 120 days, shall be zero);
          v. in clause (i), replace both occurrences of the words “within nine (9) Business Days after the date the Assignment was delivered to the Collateral Agent” with the words “within nine (9) Business Days after the date of origination of the Special Mortgage Loan”; and
          vi. “; and” is hereby inserted at the end of clause (j), and new clause (k) is inserted as follows:
     at any time, the portion of total Collateral Value that may be attributable to Second-Lien Loans shall not exceed five percent (5%) of the Maximum Facility Amount, of which no more than two percent (2%), which percentage represents 40% of the 5% set forth in the preceding clause, may remain uncovered by a Take-Out Commitment, and any such uncovered Second-Lien Loan shall (i) not remain uncovered for longer than 14 calendar days and (ii) carry an adjustable interest rate; provided that (A) no Obligor on any Second-Lien Loan shall have a FICO Score of less than 680 and (B) each of the Second-Lien Loans shall have a Combined Loan-to-Value Ratio of no more than 100%.
     d. The following definition is inserted after the definition of “Collection Account”:

     “Combined Loan-to-Value Ratio” means, with respect to any Mortgage Loan, the fraction, expressed as a percentage found by dividing the original principal balance of all Mortgage Loans secured by a particular property by the value of such Mortgage Loans, such value being measured by (i) the appraised value of such property at such time, if a Mortgage Loan is a refinance of an existing loan or (ii) the lower of the sales price of the related property at the time of origination of a Mortgage Loan or the appraised value of such property at such time, if a Mortgage Loan is a purchase money loan.
     e. Clause (b) of the definition of “Eligible Mortgage Loan” is hereby deleted in its entirety and replaced with the following:
     that is a Conforming Loan, a Jumbo Loan, a Subprime Loan, a Second-Lien Loan or an Alt-A Loan;
     f. The following definition is hereby inserted after the definition of “FHA Loan”:
     “FICO Score” means, with respect to the Obligor under a particular Mortgage Loan, a credit rating established by Fair Isaac Corporation.
     g. The following definition is hereby inserted after the definition of “FICO Score”:
     “FICO Score Trigger Event” means that (i) the Pool Weighted FICO Score Average has been reported, in a Servicer Monthly Report, as less than 710, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not provided to the Administrative Agent a revised Pool Weighted FICO Score Average that exceeds 710.
     h. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $400,000,000 and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
     i. The following definition is hereby inserted after the definition of “Jumbo Loan”:
     “La Fayette” means La Fayette Asset Securitization LLC, a Delaware limited liability company.
     j. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Maximum Facility Amount” means $500,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.”

     k. The definition of “Non-conforming Loan” is hereby deleted in its entirety and replaced with the following:
     “Non-Conforming Loan” means a Subprime Loan, a Jumbo Loan or an Alt-A Loan.
     l. The following definition is hereby inserted after the definition of “Person”:
     “Pool Weighted FICO Score Average” means, as of any Collateral Reporting date, the ratio of (a) the sum, for all Alt-A Loans, of the product for each Alt-A Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Alt-A Loans.
     m. The following definition is hereby inserted after the definition of “S&P”:
     “Second-Lien Loan” means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property.
     n. The following definition is hereby inserted after the definition of “Subordination Agreement”:
     “Subprime Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan, or Alt-A Loan) that (1) is underwritten by an Approved Investor, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.
     o. Section 3.7(b) is hereby amended by replacing the words “Within nine (9) Business Days after the date that each Assignment is delivered (and inclusion of the related Special Mortgage Loans within the computation of Collateral Value as reported on the Collateral Agent Daily Report) to the Collateral Agent” with the words “Within nine (9) Business Days after the date of origination of each Special Mortgage Loan”.
     p. Exhibit D-4 is hereby deleted in its entirety and replaced with Exhibit D-4, Form of Assignment, attached hereto.
     q. Schedule I of Exhibit D-4 is hereby deleted in its entirety and replaced with Schedule I to Form of Assignment attached hereto.
     r. Schedule III of Exhibit D-4 is hereby deleted in its entirety and replaced with Schedule III to Form of Assignment attached hereto.

     s. Schedule I of Exhibit D-5 is hereby deleted in its entirety and replaced with Schedule I to Form of Transfer Request attached hereto.
     t. Exhibit D-8 is hereby deleted in its entirety and replaced with Exhibit D-8, Collateral Agent Daily Report, attached hereto.
     u. Exhibit D-9 is hereby deleted in its entirety and replaced with Exhibit D-9, Form of Borrowing Report, attached hereto.
     v. Schedule I of Exhibit D-9 is hereby deleted in its entirety and replaced with Schedule I to Form of Borrowing Report attached hereto.
     w. Exhibit D-11 is hereby deleted in its entirety and replaced with Exhibit D-11, Form of Substitution Request, attached hereto.
     x. Schedule I of Exhibit D-11 is hereby deleted in its entirety and replaced with Schedule I to Form of Assignment attached hereto.
     y. Schedule III of Exhibit D-11 is hereby deleted in its entirety and replaced with Schedule III to Form of Assignment attached hereto.
Section 3. Amendment to Restated Loan Agreement.
     a. The definition of “Advance Rate” is hereby deleted in its entirety and replaced with the following:
     “Advance Rate” means (i) with respect to a Conforming Loan or a Jumbo Loan, ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then zero, (iii) with respect to a Second-Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).
     b. The definition of “Annual Extension Date” is hereby deleted in its entirety and replaced with the following:
     “Annual Extension Date” shall mean (i) June 28, 2006, and (ii) thereafter, if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b), the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend beyond the Facility Termination Date.
     c. The definition of “Collateral Value” is hereby amended as follows:
          i. clause (b) is hereby deleted in its entirety and replaced with the following:

     at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which percentage represents 50% of the 20% set forth in clause (a) above;
          ii. clause (c) is hereby deleted in its entirety and replaced with the following:
     at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed forty-five percent (45%) of the Maximum Facility Amount; provided that (i) no Obligor on any Alt-A Loan shall have a FICO Score of less than 660, and (ii) each of the Alt-A Loans shall have a Loan-to-Value Ratio of no more than 95% and a Combined Loan-to-Value Ratio of no more than 100%;
          iii. clause (d) is inserted as follows:
     at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall not exceed five (5%) of the Maximum Facility Amount; provided that (i) no Obligor on any Subprime Loan shall have a FICO Score of less than 600, and (ii) each of the Subprime Loans shall have a Loan-to-Value Ratio of no more than 90%;
          iv. clause (g) is hereby deleted in its entirety and replaced with the following:
     at any time, (i) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount (except for Subprime Loans, which, if owned by the Borrower for more than 120 days, shall be zero) and (ii) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 180 days shall be zero (except for Subprime Loans which, if owned by the Borrower for more than 120 days, shall be zero);
          v. in clause (i), replace both occurrences of the words “within nine (9) Business Days after the date the Assignment was delivered to the Collateral Agent” therein, with the words “within nine (9) Business Days after the date of origination of the Special Mortgage Loan”; and
          vi. “; and” is hereby inserted at the end of clause (j), and new clause (k) is inserted as follows:
     at any time, the portion of total Collateral Value that may be attributable to Second-Lien Loans shall not exceed five percent (5%) of the Maximum Facility Amount, of which no more than two percent (2%), which percentage represents 40% of the 5% set forth in the preceding clause, may remain uncovered by a Take-Out Commitment, and any such uncovered Second-Lien Loan shall (i) not remain uncovered for longer than 14 calendar days and (ii) carry an adjustable interest rate; provided that (A) no Obligor on any Second-Lien Loan shall have a FICO Score of less than 680 and (B) each of the Second-Lien Loans shall have a Combined Loan-to-Value Ratio of no more than 100%.
     d. The following definition is inserted after the definition of “Collections”:
     “Combined Loan-to-Value Ratio” means, with respect to any Mortgage Loan, the fraction, expressed as a percentage found by dividing the original principal balance of all Mortgage Loans secured by a particular property by the value of such Mortgage Loans, such value being measured by (i) the appraised value of such property at such time, if a Mortgage Loan is a refinance of an existing loan or (ii) the lower of the sales price of the related property at the time of origination of a Mortgage Loan or the appraised value of such property at such time, if a Mortgage Loan is a purchase money loan.
     e. The definition of “Commercial Paper Rate” is hereby deleted in its entirety and replaced with the following:
     “Commercial Paper Rate” for any Interest Period for the related Advance means:
     (a) with respect to the portion of such Advance funded by Atlantic or La Fayette, a rate per annum equal to the sum of:
     (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper Notes having a term equal to such Interest Period and to be issued to fund or to maintain such Advance by the applicable Issuer (including, without limitation, Principal Debt and accrued and unpaid interest), may be sold by any placement agent or commercial paper dealer selected by the Managing Agent for the applicable Issuer, as agreed between each such agent or dealer and the Managing Agent for the applicable Issuer, plus
     (ii) the commissions and charges charged by such placement agent or commercial paper dealer with respect to such Commercial Paper Notes expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum, provided the commissions and charges by the agent or dealer must in the good faith judgment of the Managing Agent for the applicable Issuer be within market range, plus
     (iii) the Conduit Spread; or
     (b) with respect to the portion of any Advance funded by Falcon for any Interest Period, a rate per annum equal to the sum of;

     (i) the rate (or, if more than one rate, the weighted average of the rates) determined by converting to an interest-bearing equivalent per annum the discount rate (or rate) at which Commercial Paper Notes having a term equal to such Interest Period (or portion thereof) and to be issued to fund or to maintain such Advance by Falcon may be sold by any placement agent or commercial paper dealer selected by Falcon, as agreed between each such agent or dealer and Falcon, plus
     (ii) accrued commissions in respect of placement agents and commercial paper dealers and issuing and paying agent fees incurred, in respect of such Commercial Paper Notes, provided the commissions and charges by the agent or dealer must in the good faith judgment of the Managing Agent for Falcon be within market range, minus
     (iii) any payment received on such date, net of expenses in respect of Consequential Losses related to the prepayment of any purchased interest of Falcon, pursuant to the terms of any receivable purchase facilities funded substantially with such Commercial Paper Notes, plus
     (iv) the Conduit Spread; or
     (c) such other rate as the applicable Issuer and the Borrower shall agree to in writing.
     f. Clause (b) of the definition of “Eligible Mortgage Loan” is hereby deleted in its entirety and replaced with the following:
     that is a Conforming Loan, a Jumbo Loan, a Subprime Loan, a Second-Lien Loan or an Alt-A Loan;
     g. The following definition is hereby inserted after the definition of “FHA Loan”:
     “FICO Score” means, with respect to the Obligor under a particular Mortgage Loan, a credit rating established by Fair Isaac Corporation.
     h. The following definition is hereby inserted after the definition of “FICO Score”:
     “FICO Score Trigger Event” means that (i) the Pool Weighted FICO Score Average has been reported, in a Servicer Monthly Report, as less than 710, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not provided to the Administrative Agent a revised Pool Weighted FICO Score Average that exceeds 710.
     i. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following:

     “Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $400,000,000 and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
     j. The following definition is hereby inserted after the definition of “Jumbo Loan”:
     “La Fayette” means La Fayette Asset Securitization LLC, a Delaware limited liability company.
     k. The definition of “Managing Agent” is hereby deleted in its entirety and replaced with the following:
     “Managing Agent” means, with respect to Atlantic or La Fayette, Calyon or any successor managing agent designated by such party.
     l. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following:
     “Maximum Facility Amount” means $500,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.”
     m. The definition of “Non-conforming Loan” is hereby deleted in its entirety and replaced with the following:
     “Non-Conforming Loan” means a Subprime Loan, a Jumbo Loan or an Alt-A Loan.
     n. The following definition is hereby inserted after the definition of “Person”:
     “Pool Weighted FICO Score Average” means, as of any Collateral Reporting date, the ratio of (a) the sum, for all Alt-A Loans, of the product for each Alt-A Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Alt-A Loans.
     o. The following definition is hereby inserted after the definition of “S&P”:
     “Second-Lien Loan” means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property.
     p. The following definition is hereby inserted after the definition of “Subordination Agreement”:
     “Subprime Loan” means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan, or Alt-A Loan) that (1) is underwritten by an Approved Investor, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.
     q. Section 2.1(a) is hereby deleted in its entirety and replaced with the following:
     Subject to the terms of this Agreement and so long as (i) the total Principal Debt never exceeds the Maximum Facility Amount, (ii) the Primary Obligations never exceed the total Collateral Value of all Eligible Mortgage Collateral, (iii) no Borrowing ever exceeds the Availability, and (iv) Borrowings are only made on Business Days before the Drawdown Termination Date, either or both Issuers may, in its or their sole discretion, make an Advance, and to the extent the Issuers do not make such Advance, its Group Banks shall, ratably in accordance with their Bank Commitments, make Advances to the Borrower from time to time in such amounts as may be requested by the Borrower pursuant to Section 2.3, so long as each Borrowing is the least of (x) the Availability, (y) the Available Collateral Value, and (z) $5,000,000 or integral multiples of $10,000 in excess thereof. Within the limits of the Maximum Facility Amount, the Borrower may borrow, prepay (whether pursuant to Section 2.5 or Section 3.3(a) of this Agreement or otherwise), and reborrow under this Section 2.1.
     r. Section 2.3(a)(i) is hereby deleted in its entirety and replaced with the following:
     The Borrower shall give the Administrative Agent, each Managing Agent and the Collateral Agent notice of each request for a Borrowing, pursuant to a Borrowing Report, and in accordance with the provisions of Section 4.2 hereof. On the Borrowing Date specified in the Borrowing Report and subject to all other terms and conditions of this Agreement, either or both Issuers may, in its or their discretion, make available to its Managing Agent at the office of its Managing Agent set forth in Section 14.1, in immediately available funds, its share of the Borrowing (such amount not to exceed to amount requested by the Borrower or agreed to by the Issuer).
     s. Section 2.3(a)(ii) is hereby deleted in its entirety and replaced with the following:
     To the extent that either or both Issuers shall elect not to make a Borrowing requested by the Borrower, each related Group Bank agrees that it shall, on the Borrowing Date specified in the Borrowing Report and subject to all other terms and conditions of this Agreement, make available to its Managing Agent at the office of the Administrative Agent set forth in Section 14.1, in immediately available funds, an amount equal to the product of (x) such Bank’s

Bank Commitment Percentage, multiplied by (y) the portion of such Borrowing that such Issuer or Issuers has elected not to fund.
     t. Section 2.3(c)(iii) is hereby amended by replacing the words “Within nine (9) Business Days after the date that each Assignment is delivered (and inclusion of the related Special Mortgage Loan within the computation of Collateral Value as reported on the Collateral Agent Daily Report), to Collateral Agent” with the words “Within nine (9) Business Days after the date of origination of the applicable Special Mortgage Loan”.
     u. Section 2.3(c)(iv) is hereby amended by replacing both occurrences of the words “within nine (9) Business Days after the date the Assignment was delivered to the Collateral Agent” therein, with the words “within nine (9) Business Days after the date of origination of the applicable Special Mortgage Loan”.
     v. Section 3.7 is hereby deleted in its entirety and replaced with the following:
     No later than 10:00 a.m. (eastern time) on the 15th day of each month (or, if such day is not a Business Day, the next Business Day) and within twenty (20) days after request by the Administrative Agent, the Servicer shall furnish the Borrower and the Administrative Agent and the Managing Agents (by facsimile or electronic transmission (a hard copy of which shall not subsequently be mailed, sent or delivered to the Administrative Agent and the Managing Agents, unless so requested by the Administrative Agent and the Managing Agents)) a report executed by a Financial Officer of the Servicer or the Originator, in the form of Exhibit F hereto (“Servicer Monthly Report”) which shall provide as of the last day of the previous month (or of the date of such request) (i) a computation of the Pool Weighted FICO Score Average, Default Ratio and Sixty-Day Default Ratio, (ii) delinquency of Mortgage Loans owned by the Borrower that are financed by the Lenders and constitute Collateral hereunder, and (iii) the other information provided for therein. If such Servicer Monthly Report reflects a Pool Weighted FICO Score Average below 710 then, to the extent that a FICO Score Trigger Event results therefrom, the Administrative Agent shall so notify the Collateral Agent.
     w. Section 8.1(aa) is hereby deleted in its entirety and replaced with the following:
     the Originator’s Net Worth shall be less than $70,000,000; or
     x. Section 14.1 is hereby amended by adding the following Issuer information:
LA FAYETTE ASSET SECURITIZATION LLC
c/o Calyon New York Branch
1301 Avenue of the Americas
New York, New York 10019
Facsimile: (212) 459-3258
Attention: Conduit Securitization

With a copy to the Administrative Agent (except in the case of notice from the Administrative Agent).
     y. Schedule I is hereby deleted in its entirety and replaced with Schedule I, Bank Commitments and Percentages, attached hereto.
     z. Exhibit C is hereby deleted in its entirety and replaced with Exhibit C, Form of Borrowing Report, attached hereto.
     aa. Exhibit F is hereby deleted in its entirety and replaced with Exhibit F, Form of Servicer Monthly Report, attached hereto.
     bb. Schedule I of Exhibit C is hereby deleted in its entirety and replaced with Schedule I attached hereto and immediately following Exhibit C of the Restated Loan Agreement.
Section 4. Operative Documents in Full Force and Effect as Amended.
     Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
Section 5. Miscellaneous.
     a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein
     b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.
     d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).
{Signatures appear on the following pages.}

          IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	CH FUNDING, LLC

	By:	/s/ Mark C. Winter
Name: Mark C. Winter
Title: Vice President

ADMINISTRATIVE AGENT, BANK, AND MANAGING AGENT:	CALYON NEW YORK BRANCH, successor in interest to Credit Lyonnais New York Branch

	By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

	By:	/s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

ISSUER:	ATLANTIC ASSET SECURITIZATION CORP.
By: Calyon New York Branch, as Attorney in Fact

	By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

	By:	/s/ Anthony Brown
Name: Anthony Brown
Title: Vice President
{Signatures continue on the following page.}

ISSUER:	LA FAYETTE ASSET SECURITIZATION LLC
	By:	La Fayette Member, Inc., its sole member

	By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

	By: /s	/Anthony Brown
Name: Anthony Brown Title: Vice President

SELLER AND SERVICER:	DHI MORTGAGE COMPANY, LTD.
	By:	DHI Mortgage Company GP, Inc., formerly known as CH Mortgage Company GP, Inc., its general partner

	By:	/s/ Mark C. Winter
Name: Mark C. Winter Title: Executive Vice President & Chief Financial Officer

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kathleen M. Connor
Name: Kathleen M. Connor Title: Vice President

BANK AND MANAGING AGENT:	JPMORGAN CHASE BANK, N.A., successor in interest to Bank One, NA (Main Office Chicago)

	By:	/s/ Jill T. Lane
Name: Jill T. Lane Title: Vice President

ISSUER:	FALCON ASSET SECURITIZATION CORPORATION

	By:	/s/ Jill T. Lane
Name: Jill T. Lane
Title: Authorized Signatory

BANK:	LLOYDS TSB BANK PLC,

	By:	/s/ Kathy Simmons
Name: Kathy Simmons
Title: Director Structured Finance S034

	By:	/s/ Amy Vespasiano
Name: Amy Vespasiano
Title: Director Structured Finance V024

SCHEDULE I
BANK COMMITMENTS AND PERCENTAGES

		Bank
	Bank	Commitment	Group Bank
Bank	Commitment	Percentage	Percentage
CALYON NEW YORK BRANCH
LLOYDS TSB BANK PLC
JPMORGAN CHASE BANK
TOTAL	$500,000,000	100%	100%

EXHIBIT D-4
FORM OF ASSIGNMENT
     Date: ___, ___

To:	U.S. BANK NATIONAL ASSOCIATION
800 Nicollet
Mail Code BC-MN-H03B
Minneapolis, MN 55402
Telephone: (612) 303-3581
Facsimile: (612) 303-2253

Re:	(i) Loan Agreement entered into as of July 9, 2002 among CH FUNDING, LLC (the “Borrower”), the Issuer and Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the “Lenders” (as defined therein) (in such capacity, the “Administrative Agent”), and DHI MORTGAGE COMPANY, LTD., in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and (ii) Collateral Agency Agreement dated as of July 9, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”) among the Borrower, the Administrative Agent, and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the “Collateral Agent”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement or Collateral Agency Agreement, as applicable.
     For value received and pursuant to the Loan Agreement and the Collateral Agency Agreement, as Collateral for the Obligations, the undersigned Borrower hereby transfers, assigns, pledges and sets over to the Administrative Agent, for the benefit of the holders of the Obligations, and hereby grants to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in (1) each Mortgage Loan described on Schedule II attached hereto and made a part hereof (the Principal Mortgage Documents of which are being delivered to the Collateral Agent herewith) and (2) each Mortgage Loan described on Schedule III attached hereto and made a part hereof (the Principal Mortgage Documents of which are to be delivered herewith to the Collateral Agent within nine (9) Business Days from the date of origination of the Special Mortgage Loan). It is understood that all deliveries hereunder shall be to the Collateral Agent (as agent and bailee for the Administrative Agent) or the Administrative Agent (for the benefit of holders of the Obligations), as the case may be, pursuant to the Collateral Agency Agreement.
     The Borrower represents and warrants to the Administrative Agent and the Collateral Agent, in each case, for the benefit of the holders of the Obligations that the Borrower currently holds, in trust for the Administrative Agent for the benefit of the holders of the Obligations, all of the Other Mortgage Documents, as required by Section 3.2(c) of the Loan Agreement, for each Mortgage Loan described in Schedule II. Further, the Borrower represents and warrants that all information provided with this Assignment, including the information contained on

Schedule II, and III, is true and correct and that all of the Principal Mortgage Documents for each of the Mortgage Loans described in Schedule II accompany this Assignment and are delivered to the Collateral Agent for the benefit of the holders of the Obligations free and clear of any liens other than that of the Administrative Agent upon the application of any related Advance to pay off any prior lienholder as required by the Loan Agreement and under the Collateral Agency Agreement. The Borrower also represents and warrants that unless otherwise noted on Schedule I and III to this Assignment, the date of origination of each Special Mortgage Loan assigned by this Assignment is the date of this Assignment.
This Assignment shall be binding upon, and inure to the benefit of, the successors and assigns of the Borrower, the Collateral Agent and the Administrative Agent for the benefit of the holders of the Obligations. Capitalized terms used in this Assignment and not otherwise defined herein have the meanings given thereto in the Loan Agreement.
THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
THIS ASSIGNMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
In witness whereof, the Borrower has caused this Assignment to be executed and delivered on the first date above written.

CH FUNDING, LLC
By:
Name:
Title:

SCHEDULE I TO FORM OF ASSIGNMENT

I.	Change in Borrowings Requested

			Current		Prior Unmatured Borrowings in Place

	(1) Amt of Borrowings (maturing)		—		—			—
	(2) New Borrowing requested		—		—			—
(3) Borrowing or Substitution Date
(4) Int. Period Maturity/Term (days)
Jumbo
								Super	Second-
			Total	Conforming	Alt A	Sub Prime	All	Only	Lien Loans
(5) Maximum Facility Amount/Sublimits

II.	Prior to Request

	(10) Collateral Value (mtgs) per CA report		—	—	—	—	—	—
	(11) Special Mtg Loans (wet)		—	> Nine (9) Business Days from origination.
	(12) Non Spec Mtg Loans (dry)		—
	(13) Collateral Value (Cash Collection)		—
	(14) Total Collateral Value		—	—	Collateral in pool for over 120 days
	(15) Total Borrowings/Principal Debt		—
	(16) Special Borrowings	0%	—
	(17) Non Special Borrowings	0%	—
	(18) Primary Obligations — Total		—

III.	Substitutions or Change in Borrowings only (Assignments to be attached)

	(20) Unpaid Mortgage Loan Balance *		—
	(21) Take Out Commitments *		—
	(22) Lesser of (20) or (21)		—
	(23) Advance Rate			98%	97%	90%	98%	95%	95%
	(24) Collateral Value *		—	—	—	—	—	—
(25) Special Mtg Loans (wet) *
(26) Non Spec Mtg Loans (dry) *
	(27) Collateral Value Cash — Collection *			_ Amt of Cash Collateral to be (swept) by Collateral Agent
	(28) Collateral Value Change *		—
	(29) Net Borrowings/Principal Debt *		—
	(30) Special Borrowings *	0%	—
	(31) Non Special Borrowings *	0%	—
(32) Primary Obligations *
* — Denotes net change of new assets less previous assets being substituted/removed/matured.

IV.	Portfolio After Request
	(40) Collateral Value (mortgages)		—	—	—	—	—	—
	(41) Special Mtg Loans (wet)		—
	(42) Non Spec Mtg Loans (dry)		—
	(43) Collateral Value Cash — Collection		—
	(44) Total Collateral Value		—
	(45) Total Borrowings/Principal Debt		—
	(46) Special Borrowings	0%	—	< 50% if last five or 1st five bus. days of mo., < 30% otherwise
	(47) Non Special Borrowings	0%	—
	(48) Primary Obligations — Total		—
	(49) Overcollateralized (44) — (48)		—	_ Must be > $0 for Collateral Agent to sweep/substitute.

V.	Sublimit Tests							Jumbo
								Super	Second-
	Test	Spec. Borr. 30%	Spec Borr 50%	120 Day	Alt A	Sub Prime	All	Only	Lien Loans
	Results	OK	OK	OK	OK	OK	OK	OK	OK

	(44) Total Collateral Value	—

VI.	Special Mortgages Loans with Date of Origination Different from Date of Assignment:

SCHEDULE III TO FORM OF ASSIGNMENT
Mortgage Loans in which the Administrative Agent
is Granted a Security Interest for the Benefit of
the Holders of the Obligations and with Respect to which the
Principal Mortgage Documents are to be Delivered within nine (9) Business Days from the date of origination. Unless otherwise noted on this Schedule and Schedule I, the date of origination of each Special Mortgage Loan assigned by this Assignment is the date of this Assignment.

	Original						Take-Out
Originator’s	Principal	Collateral			Loan	Take-Out	Commitment
Loan Number	Amount	Value	Obligor	Interest Rate	Type	Commitment	Price

SCHEDULE I TO FORM OF ASSIGNMENT REQUEST

I.	Change in Borrowings Requested

			Current		Prior Unmatured Borrowings in Place

	(1) Amt of Borrowings (maturing)		—		—			—
	(2) New Borrowing requested		—		—			—
(3) Borrowing or Substitution Date
(4) Int. Period Maturity/Term (days)
Jumbo
								Super	Second-
			Total	Conforming	Alt A	Sub Prime	All	Only	Lien Loans
(5) Maximum Facility Amount/Sublimits

II.	Prior to Request

	(10) Collateral Value (mtgs) per CA report		—	—	—	—	—	—
	(11) Special Mtg Loans (wet)		—	> Nine (9) Business Days from origination.
	(12) Non Spec Mtg Loans (dry)		—
	(13) Collateral Value (Cash Collection)		—
	(14) Total Collateral Value		—	—	Collateral in pool for over 120 days
	(15) Total Borrowings/Principal Debt		—
	(16) Special Borrowings	0%	—
	(17) Non Special Borrowings	0%	—
	(18) Primary Obligations - Total		—

III.	Substitutions or Change in Borrowings only(Assignments to be attached)

	(20) Unpaid Mortgage Loan Balance *		—
	(21) Take Out Commitments *		—
	(22) Lesser of (20) or (21)		—
	(23) Advance Rate			98%	97%	90%	98%	95%	95%
	(24) Collateral Value *		—	—	—	—	—	—
(25) Special Mtg Loans (wet) *
(26) Non Spec Mtg Loans (dry) *
	(27) Collateral Value Cash — Collection *			_ Amt of Cash Collateral to be (swept) by Collateral Agent
	(28) Collateral Value Change *		—
	(29) Net Borrowings/Principal Debt *		—
	(30) Special Borrowings *	0%	—
	(31) Non Special Borrowings *	0%	—
(32) Primary Obligations *
* — Denotes net change of new assets less previous assets being substituted/removed/matured.

IV.	Portfolio After Request
	(40) Collateral Value (mortgages)		—	—	—	—	—	—
	(41) Special Mtg Loans (wet)		—
	(42) Non Spec Mtg Loans (dry)		—
	(43) Collateral Value Cash - Collection		—
	(44) Total Collateral Value		—
	(45) Total Borrowings/Principal Debt		—
	(46) Special Borrowings	0%	—	< 50% if last five or 1st five bus. days of mo., < 30% otherwise
	(47) Non Special Borrowings	0%	—
	(48) Primary Obligations - Total		—
	(49) Overcollateralized (44) — (48)		—	_ Must be > $0 for Collateral Agent to sweep/substitute.

V.	Sublimit Tests							Jumbo
								Super	Second-
	Test	Spec. Borr. 30%	Spec Borr 50%	120 Day	Alt A	Sub Prime	All	Only	Lien Loans
	Results	OK	OK	OK	OK	OK	OK	OK	OK

VI. Special Mortgages Loans with Date of Origination Different from Date of Assignment:

EXHIBIT D-8
COLLATERAL AGENT DAILY REPORT
Calyon New York Branch
Facsimile No.: (212) 459-3258
Attention: Structured Finance

Re:	CH FUNDING, LLC

Date:

We refer to the Collateral Agency Agreement dated as of July 9, 2002, by and among CH Funding, LLC, Calyon New York Branch, in its capacity as administrative agent (the “Administrative Agent”) for the “Lenders” (under and as defined in that certain Loan Agreement referred to therein), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent (the “Collateral Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Collateral Agency Agreement.
Pursuant to Section 3.5 of the Loan Agreement and Section 3.8(a) of the Collateral Agency Agreement, the Collateral Agent hereby confirms that as of ___, ___:
     1. The Collateral Value of all Eligible Mortgage Collateral is $___, as more fully set forth on Schedule I.
     2. The Collateral Value of all Special Mortgage Loans (excluding the Special Mortgage Loans for which the Principal Mortgage Documents have not been delivered to the Collateral Agent and which Special Mortgage Loans have been included in the Collateral Value for more than nine (9) Business Days after the date of origination of the applicable Special Mortgage Loan) is $___.
     3. The Collateral Value of all Mortgage Loans that have been included in Eligible Mortgage Loans for more than 120 days and less than 180 days is $___.
     4. The portion of total Collateral Value attributable (A) to Jumbo Loans does not exceed twenty percent (20%) of the Maximum Facility Amount, (B) to Super Jumbo Loans does not exceed ten percent (10%) of the Maximum Facility Amount, which amount represents 50% of the amount set forth in the preceding subclause (A), (C) to Alt-A Loans does not exceed forty-five percent (45%) of the Maximum Facility Amount, (D) to Subprime Loans does not exceed five (5%) of the Maximum Facility Amount, (E) to Second-Lien Loans does not exceed five percent (5%) of the Maximum Facility Amount, of which no more than two percent (2%) is uncovered by a Take-Out Commitment, which two percent (2%) represents 40% of the 5% set forth in the preceding subclause,

     (F) to Special Mortgage Loans that within nine (9) Business Days after the date of origination of the related Special Mortgage Loan, except the first five and last five Business Days of any month, does not exceed thirty percent (30%) of the Maximum Facility Amount, and (G) to Special Mortgage Loans that within nine (9) Business Days after the date of origination of the related Special Mortgage Loan during the first five and last five Business Days of any month does not exceed fifty percent (50%) of the Maximum Facility Amount.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:

Name:
Title:

EXHIBIT D-9
FORM OF BORROWING REPORT
TO: CALYON NEW YORK BRANCH as Administrative Agent under the Loan Agreement referred to below

Attn: Florence Reyes

U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent for the Lenders under the Loan Agreement referred to below
1.	CH FUNDING, LLC hereby requests the following Borrowing or Collateral Substitution (the “Requested Borrowing”) in the amount and on the Borrowing Date herein specified, pursuant to the Loan Agreement (the “Loan Agreement”) dated as of July 9, 2002 among CH FUNDING, LLC, a Delaware limited liability company (hereinafter, together with its successors and assigns, the “Borrower”), ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation (hereinafter, together with its successors and assigns, “Atlantic”), CALYON NEW YORK BRANCH (“Calyon”), as a Bank and the Administrative Agent, and DHI MORTGAGE COMPANY, LTD., a Texas limited partnership (hereinafter, together with its successors and assigns, “DHI Mortgage”), as Servicer, as modified or amended from time to time. Capitalized terms used and not otherwise defined herein have the meanings given thereto in the Loan Agreement.

2.	Type of Request:

☐ Borrowing, as described in Schedule I.

☐ Collateral Substitution, as described in Schedule I.

3.	The undersigned officer of the Borrower hereby represents and certifies, and the undersigned officer of the Servicer hereby confirms, for the benefit of the Lenders and the Agent that after giving effect to the Requested Borrowing/Substitution as described above, and detailed in the attached Schedule I:

(a)	Maximum Facility Amount is	$
(b)	Total Principal Debt is	$
(c)	Availability is	$
(d)	Primary Obligations is	$
(e)	Collateral Value is	$
4.	The undersigned officer of the Borrower hereby represents and warrants, and the undersigned officer of the Servicer hereby confirms, for the benefit of the Lenders and the Agent, that:
(a)	The Borrower is entitled to receive the Requested Borrowing under the terms and conditions of the Loan Agreement (and pursuant to the Assignment, if any,

executed in connection herewith, the Borrower grants to the Administrative Agent a security interest in the Collateral described in such Assignment);

(b)	(i) if the Requested Borrowing is not a Special Borrowing, all Principal Mortgage Documents required under Section 3.2(b) of the Loan Agreement and that relate to the Mortgage Loans identified on Schedule II to the Assignment, if any, executed in connection herewith have been delivered to the Collateral Agent, and (ii) if the Requested Borrowing is a Special Borrowing, either (A) all such documents that relate to Schedule II to the Assignment shall be delivered to the Collateral Agent within nine (9) Business Days after the date of origination of the applicable Special Mortgage Loan, as required under Section 2.3(c) of the Loan Agreement, or (B) the Principal Debt that has been borrowed against such Mortgage Loans shall be repaid in full as and to the extent required under Section 2.3(d) of the Loan Agreement;

(c)	all Mortgage Loans, Principal Mortgage Documents and Other Mortgage Documents in which the Administrative Agent is granted a security interest pursuant to the Assignment, if any, in connection herewith, comply in all respects with the applicable requirements set forth in the Loan Agreement and the Security Agreement;

(d)	at all times relevant to this Agreement, total Collateral Value attributable to the types or categories of Collateral referred to in the definition of Collateral Value has not, and does not now, exceed the limitations established in such definition;

(e)	no Default or Event of Default has occurred or is continuing;

(f)	no change or event that constitutes a Material Adverse Effect as to the Borrower has occurred;

(g)	If at any time the total Collateral Value of all Eligible Mortgage Collateral is less than the Primary Obligations, the Borrower either provided additional Eligible Mortgage Collateral with a sufficient Collateral Value or paid Principal Debt in an amount sufficient to correct the deficiency within two Business Days after notice.
5.	The representations and warranties of the Borrower and the Servicer contained in the Loan Agreement and those contained in each other Transaction Document to which the Borrower or the Servicer is a party are true and correct in all material respects on and as of the date hereof. The Borrower also represents and warrants that unless otherwise noted on Schedule I to this Requested Borrowing, the date of origination of each Special Mortgage Loan is the date such Special Mortgage Loan was assigned to the Collateral Agent.

6.	All of the conditions applicable to the Requested Borrowing pursuant to Section 4.2 of the Loan Agreement are and will be satisfied immediately before and after giving effect to the Requested Borrowing.

CH FUNDING, LLC,
as the Borrower

Date:	By:

Name:

Title:

DHI MORTGAGE COMPANY, LTD.
as the Servicer

By: DHI MORTGAGE COMPANY, GP, INC.,
Date:
By:

Name:

Title:

SCHEDULE I TO FORM OF BORROWING ASSIGNMENT

I.	Change in Borrowings Requested

			Current		Prior Unmatured Borrowings in Place

	(1) Amt of Borrowings (maturing)		—		—			—
	(2) New Borrowing requested		—		—			—
(3) Borrowing or Substitution Date
(4) Int. Period Maturity/Term (days)
Jumbo
								Super	Second-
			Total	Conforming	Alt A	Sub Prime	All	Only	Lien Loans
(5) Maximum Facility Amount/Sublimits

II.	Prior to Request

	(10) Collateral Value (mtgs) per CA report		—	—	—	—	—	—
	(11) Special Mtg Loans (wet)		—	> Nine (9) Business Days from origination.
	(12) Non Spec Mtg Loans (dry)		—
	(13) Collateral Value (Cash Collection)		—
	(14) Total Collateral Value		—	—	Collateral in pool for over 120 days
	(15) Total Borrowings/Principal Debt		—
	(16) Special Borrowings	0%	—
	(17) Non Special Borrowings	0%	—
	(18) Primary Obligations - Total		—

III.	Substitutions or Change in Borrowings only (Assignments to be attached)

	(20) Unpaid Mortgage Loan Balance *		—
	(21) Take Out Commitments *		—
	(22) Lesser of (20) or (21)		—
	(23) Advance Rate			98%	97%	90%	98%	95%	95%
	(24) Collateral Value *		—	—	—	—	—	—
(25) Special Mtg Loans (wet) *
(26) Non Spec Mtg Loans (dry) *
	(27) Collateral Value Cash — Collection *			_ Amt of Cash Collateral to be (swept) by Collateral Agent
	(28) Collateral Value Change *		—
	(29) Net Borrowings/Principal Debt *		—
	(30) Special Borrowings *	0%	—
	(31) Non Special Borrowings *	0%	—
(32) Primary Obligations *
* — Denotes net change of new assets less previous assets being substituted/removed/matured.

IV.	Portfolio After Request
	(40) Collateral Value (mortgages)		—	—	—	—	—	—
	(41) Special Mtg Loans (wet)		—
	(42) Non Spec Mtg Loans (dry)		—
	(43) Collateral Value Cash - Collection		—
	(44) Total Collateral Value		—
	(45) Total Borrowings/Principal Debt		—
	(46) Special Borrowings	0%	—	< 50% if last five or 1st five bus. days of mo., < 30% otherwise
	(47) Non Special Borrowings	0%	—
	(48) Primary Obligations - Total		—
	(49) Overcollateralized (44) — (48)		—	_ Must be > $0 for Collateral Agent to sweep/substitute.

V.	Sublimit Tests							Jumbo
								Super	Second-
	Test	Spec. Borr. 30%	Spec Borr 50%	120 Day	Alt A	Sub Prime	All	Only	Lien Loans
	Results	OK	OK	OK	OK	OK	OK	OK	OK

VI. Special Mortgages Loans with Date of Origination Different from Date of Assignment:

EXHIBIT D-11
FORM OF SUBSTITUTION REQUEST
     Date: ___, ___

To:	U.S. BANK NATIONAL ASSOCIATION 800 Nicollet Mail Code BC-MN-H03B Minneapolis, MN 55402 Telephone: (612) 303-3581 Facsimile: (612) 303-2253

Re:	(i) Loan Agreement entered into as of July 9, 2002 among CH FUNDING, LLC (the “ Borrower”), the Issuer and Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the “Lenders” (as defined therein) (in such capacity, the “Administrative Agent”), and DHI MORTGAGE COMPANY, LTD., in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and (ii) Collateral Agency Agreement dated as of July 9, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”) among the Borrower, the Administrative Agent, and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the “Collateral Agent”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement or Collateral Agency Agreement, as applicable.
     For value received and pursuant to the Loan Agreement and the Collateral Agency Agreement, as Collateral for the Obligations, the undersigned Borrower hereby transfers, assigns, pledges and sets over to the Administrative Agent, for the benefit of the holders of the Obligations, and hereby grants to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in (1) each Mortgage Loan described on Schedule II attached hereto and made a part hereof (the Principal Mortgage Documents of which are being delivered to the Collateral Agent herewith) and (2) each Mortgage Loan described on Schedule III attached hereto and made a part hereof (the Principal Mortgage Documents of which are to be delivered herewith to the Collateral Agent within nine (9) Business Days from the date of origination of the applicable Special Mortgage Loan). It is understood that all deliveries hereunder shall be to the Collateral Agent (as agent and bailee for the Administrative Agent) or the Administrative Agent (for the benefit of holders of the Obligations), as the case may be, pursuant to the Collateral Agency Agreement.
     You are hereby directed to remove the amount of $___from the Collection Account and wire such amount for deposit to ___.
     The Borrower represents and warrants to the Administrative Agent and the Collateral Agent, in each case, for the benefit of the holders of the Obligations that the Borrower currently holds, in trust for the Administrative Agent for the benefit of the holders of the Obligations, all of the Other Mortgage Documents, as required by Section 3.2(c) of the Loan Agreement, for each Mortgage Loan described in Schedule II. Further, the Borrower represents and warrants that all information provided with this Substitution Request, including the information contained on Schedule II, and III, is true and correct and that all of the Principal Mortgage Documents for each of the Mortgage Loans described in Schedule II accompany this Substitution Request and are delivered to the Collateral Agent for the benefit of the holders of the Obligations free and clear of any liens other than that of the Administrative Agent upon the application of any related Advance to pay off any prior lienholder as required by the Loan Agreement and under the Collateral Agency Agreement. The Borrower also represents and warrants that unless otherwise noted on Schedule I and III to this Substitution Request, the date of origination of each Special Mortgage Loan is the date such Special Mortgage Loan was assigned to the Collateral Agent.
This Substitution Request shall be binding upon, and inure to the benefit of, the successors and assigns of the Borrower, the Collateral Agent and the Administrative Agent for the benefit of the holders of the Obligations. Capitalized terms used in this Substitution Request and not otherwise defined herein have the meanings given thereto in the Loan Agreement.
THIS SUBSTITUTION REQUEST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
THIS SUBSTITUTION REQUEST AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
In witness whereof, the Borrower and the Servicer have caused this Substitution Request to be executed and delivered on the first date above written.

CH FUNDING, LLC

By:

Name:
Title:

DHI MORTGAGE COMPANY, LTD.

By: DHI Mortgage Company GP, Inc.,
its general partner

By:

Name:
Title:

SCHEDULE I TO FORM OF SUBSTITUTION REQUEST

I.	Change in Borrowings Requested

			Current		Prior Unmatured Borrowings in Place

	(1) Amt of Borrowings (maturing)		—		—			—
	(2) New Borrowing requested		—		—			—
(3) Borrowing or Substitution Date
(4) Int. Period Maturity/Term (days)
Jumbo
								Super	Second-
			Total	Conforming	Alt A	Sub Prime	All	Only	Lien Loans
(5) Maximum Facility Amount/Sublimits

II.	Prior to Request

	(10) Collateral Value (mtgs) per CA report		—	—	—	—	—	—
	(11) Special Mtg Loans (wet)		—	> Nine (9) Business Days from origination.
	(12) Non Spec Mtg Loans (dry)		—
	(13) Collateral Value (Cash Collection)		—
	(14) Total Collateral Value		—	—	Collateral in pool for over 120 days
	(15) Total Borrowings/Principal Debt		—
	(16) Special Borrowings	0%	—
	(17) Non Special Borrowings	0%	—
	(18) Primary Obligations - Total		—

III.	Substitutions or Change in Borrowings only (Assignments to be attached)

	(20) Unpaid Mortgage Loan Balance *		—
	(21) Take Out Commitments *		—
	(22) Lesser of (20) or (21)		—
	(23) Advance Rate			98%	97%	90%	98%	95%	95%
	(24) Collateral Value *		—	—	—	—	—	—
(25) Special Mtg Loans (wet) *
(26) Non Spec Mtg Loans (dry) *
	(27) Collateral Value Cash — Collection *			_ Amt of Cash Collateral to be (swept) by Collateral Agent
	(28) Collateral Value Change *		—
	(29) Net Borrowings/Principal Debt *		—
	(30) Special Borrowings *	0%	—
	(31) Non Special Borrowings *	0%	—
(32) Primary Obligations *
* — Denotes net change of new assets less previous assets being substituted/removed/matured.

IV.	Portfolio After Request
	(40) Collateral Value (mortgages)		—	—	—	—	—	—
	(41) Special Mtg Loans (wet)		—
	(42) Non Spec Mtg Loans (dry)		—
	(43) Collateral Value Cash - Collection		—
	(44) Total Collateral Value		—
	(45) Total Borrowings/Principal Debt		—
	(46) Special Borrowings	0%	—	< 50% if last five or 1st five bus. days of mo., < 30% otherwise
	(47) Non Special Borrowings	0%	—
	(48) Primary Obligations — Total		—
	(49) Overcollateralized (44) — (48)		—	_ Must be > $0 for Collateral Agent to sweep/substitute.

V.	Sublimit Tests							Jumbo
								Super	Second-
	Test	Spec. Borr. 30%	Spec Borr 50%	120 Day	Alt A	Sub Prime	All	Only	Lien Loans
	Results	OK	OK	OK	OK	OK	OK	OK	OK
VI. Special Mortgages Loans with Date of Origination Different from Date of Assignment:

SCHEDULE III TO FORM OF SUBSTITUTION REQUEST
Mortgage Loans in which the Administrative Agent
is Granted a Security Interest for the Benefit of
the Holders of the Obligations and with Respect to which the
Principal Mortgage Documents are to be Delivered within nine (9) Business Days from the date of origination. Unless otherwise noted on this Schedule and Schedule I, the date of origination of each Special Mortgage Loan is the date such Special Mortgage Loan was assigned to the Collateral
Agent.

	Original						Take-Out
Originator’s	Principal	Collateral			Loan	Take-Out	Commitment
Loan Number	Amount	Value	Obligor	Interest Rate	Type	Commitment	Price

EXHIBIT C
FORM OF BORROWING REPORT
TO: CALYON NEW YORK BRANCH as Administrative Agent under the Loan Agreement referred to below

Attn: Florence Reyes

U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent for the Lenders under the Loan Agreement referred to below

1.	CH FUNDING, LLC hereby requests the following Borrowing or Collateral Substitution (the “Requested Borrowing”) in the amount and on the Borrowing Date herein specified, pursuant to the Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of July 25, 2003, among CH FUNDING, LLC, a Delaware limited liability company (hereinafter, together with its successors and assigns, the “Borrower”), ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation (hereinafter, together with its successors and assigns, “Atlantic”), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (hereinafter, together with its successors and assigns, “Falcon”), CALYON NEW YORK BRANCH (“Calyon”), as a Bank, as a Managing Agent, and the Administrative Agent, BANK ONE, NA (MAIN OFFICE CHICAGO), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC, as a Bank, and DHI MORTGAGE COMPANY, LTD., a Texas limited partnership (hereinafter, together with its successors and assigns, “DHI Mortgage”), as Servicer, as the same may be amended or modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given thereto in the Loan Agreement.

3.	Type of Request:

☐ Borrowing, as described in Schedule I.

☐ Collateral Substitution, as described in Schedule I.

3.	The undersigned officer of the Borrower hereby represents and certifies, and the undersigned officer of the Servicer hereby confirms, for the benefit of the Lenders and the Agent that after giving effect to the Requested Borrowing/Substitution as described above, and detailed in the attached Schedule I:

(a)	Maximum Facility Amount is	$
(b)	Total Principal Debt is	$
(c)	Availability is	$

(d)	Primary Obligations is	$
(e)	Collateral Value is	$
4.	The undersigned officer of the Borrower hereby represents and warrants, and the undersigned officer of the Servicer hereby confirms, for the benefit of the Lenders and the Agent, that:
(a)	The Borrower is entitled to receive the Requested Borrowing under the terms and conditions of the Loan Agreement (and pursuant to the Assignment, if any, executed in connection herewith, the Borrower grants to the Administrative Agent a security interest in the Collateral described in such Assignment);

(b)	(i) if the Requested Borrowing is not a Special Borrowing, all Principal Mortgage Documents required under Section 3.2(b) of the Loan Agreement and that relate to the Mortgage Loans identified on Schedule II to the Assignment, if any, executed in connection herewith have been delivered to the Collateral Agent, and (ii) if the Requested Borrowing is a Special Borrowing, either (A) all such documents that relate to Schedule III to the Assignment shall be delivered to the Collateral Agent within nine (9) Business Days after the date of origination of the related Special Mortgage Loan, as required under Section 2.3(c) of the Loan Agreement, or (B) the Principal Debt that has been borrowed against such Mortgage Loans shall be repaid in full as and to the extent required under Section 2.3(d) of the Loan Agreement;

(c)	all Mortgage Loans, Principal Mortgage Documents and Other Mortgage Documents in which the Administrative Agent is granted a security interest pursuant to the Assignment, if any, in connection herewith, comply in all respects with the applicable requirements set forth in the Loan Agreement and the Security Agreement;

(d)	at all times relevant to this Agreement, total Collateral Value attributable to the types or categories of Collateral referred to in the definition of Collateral Value has not, and does not now, exceed the limitations established in such definition;

(e)	no Default or Event of Default has occurred or is continuing;

(f)	no change or event that constitutes a Material Adverse Effect as to the Borrower has occurred;

(g)	If at any time the total Collateral Value of all Eligible Mortgage Collateral is less than the Primary Obligations, the Borrower either provided additional Eligible Mortgage Collateral with a sufficient Collateral Value or paid Principal Debt in an amount sufficient to correct the deficiency within two Business Days after notice.
5.	The representations and warranties of the Borrower and the Servicer contained in the Loan Agreement and those contained in each other Transaction Document to which the Borrower or the Servicer is a party are true and correct in all material respects on and as of the date hereof. The Borrower also represents and warrants that unless otherwise noted on Schedule I to this Requested Borrowing, the date of origination of each Special Mortgage Loan is the date such Special Mortgage Loan was assigned to the Collateral Agent.
6.	All of the conditions applicable to the Requested Borrowing pursuant to Section 4.2 of the Loan Agreement are and will be satisfied immediately before and after giving effect to the Requested Borrowing.

CH FUNDING, LLC,
as the Borrower

Date: _____________________	By:

Name:
Title:

DHI MORTGAGE COMPANY, LTD.
as the Servicer

Date: _____________________	By: DHI MORTGAGE COMPANY GP, INC.,
its General Partner

By:

Name:
Title:

EXHIBIT F
FORM OF SERVICER MONTHLY REPORT
[Date]
Calyon New York Branch,
      as Administrative Agent under the Loan
      Agreement referred to below
Calyon Building
1301 Avenue of the Americas
New York, New York 10019
Attention: Conduit Securitization
Re: Amended and Restated Loan Agreement dated as of July 25, 2003, among CH FUNDING, LLC (the “Borrower”), ATLANTIC ASSET SECURITIZATION CORP., FALCON ASSET SECURITIZATION CORPORATION, CALYON CREDIT LYONNAIS NEW YORK BRANCH, successor in interest to Credit Lyonnais New York Branch, as a Bank, as a Managing Agent and the Administrative Agent, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, successor in interest to Bank One, NA (Main Office Chicago), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC, as a Bank, and DHI MORTGAGE COMPANY, LTD., formerly known as CH Mortgage Company I, Ltd., as the Servicer (the “Servicer”) (such agreement, as from time to time supplemented, amended, restated or extended, the “Loan Agreement”).
     Pursuant to Section 3.7 of the Loan Agreement (terms not otherwise defined herein being used as defined in the Loan Agreement), the Servicer hereby confirms that, as of the date hereof:
1. The Default Ratio does not exceed 1%. Computations of the Default Ratio and the Sixty-Day Default Ratio are attached on Schedule I hereto.
2. (A) Set forth on Schedule I is (i) delinquency of Mortgage Loans owned by the Servicer as a whole and (ii) delinquency of Mortgage Loans owned by the Borrower that are financed by the Lenders and constitute Collateral under the Loan Agreement and (B) and other information set forth on Schedule I is true and correct.
3. No Default, Event of Default, Servicer Default or Advance Cessation Trigger exists.
4. The Originator’s Net Worth is $___, which is not less than $70,000,000.
5. The Excess Spread is ___% and is not less than 0.5%. Computations of the Excess Spread are attached on Schedule I hereto.

6. The amount of funds in the Reserve Account is $___, and this amount is not below 0.5% of the Maximum Facility Amount.
7. The Collateral Value is equal to or exceeds the Primary Obligations.
8. Based upon information set forth in D. R. Horton’s most recently filed report on form [10-K] [10-Q] [8-K], D. R. Horton’s Leverage Ratio is ___, and this ratio is below 2.10:1.
9. Based upon information set forth in D. R. Horton’s most recently filed report on form [10-K] [10-Q] [8-K], D. R. Horton’s Consolidated Net Worth is ___, and this amount is not below $1,250,000,000.
10. Based upon information set forth in D. R. Horton’s most recently filed report on form [10-K] [10-Q] [8-K], D. R. Horton’s EBITDA/Fixed Charge Ratio is ___, and this ratio is not below 2.65:1.
11. D.R. Horton is rated ___by S&P, ___by Moody’s, ___by Fitch, and thus, has all of the Required Ratings.
12. D.R. Horton owns, directly or indirectly, all of the outstanding equity ownership interests of the Borrower.
13. The Pool Weighted FICO Score Average is ___.

Very truly yours,

DHI MORTGAGE COMPANY, LTD.

By: DHI Mortgage Company GP, Inc., formerly
known as CH Mortgage Company GP, Inc., its
general partner

By:

Name:

Title :

SCHEDULE I

I.	Change in Borrowings Requested

			Current		Prior Unmatured Borrowings in Place

	(1) Amt of Borrowings (maturing)		—		—			—
	(2) New Borrowing requested		—		—			—
(3) Borrowing or Substitution Date
(4) Int. Period Maturity/Term (days)
Jumbo
								Super	Second-
			Total	Conforming	Alt A	Sub Prime	All	Only	Lien Loans
(5) Maximum Facility Amount/Sublimits

II.	Prior to Request

	(10) Collateral Value (mtgs) per CA report		—	—	—	—	—	—
	(11) Special Mtg Loans (wet)		—	> Nine (9) Business Days from origination.
	(12) Non Spec Mtg Loans (dry)		—
	(13) Collateral Value (Cash Collection)		—
	(14) Total Collateral Value		—	—	Collateral in pool for over 120 days
	(15) Total Borrowings/Principal Debt		—
	(16) Special Borrowings	0%	—
	(17) Non Special Borrowings	0%	—
	(18) Primary Obligations — Total		—

III.	Substitutions or Change in Borrowings only (Assignments to be attached)

	(20) Unpaid Mortgage Loan Balance *		—
	(21) Take Out Commitments *		—
	(22) Lesser of (20) or (21)		—
	(23) Advance Rate			98%	97%	90%	98%	95%	95%
	(24) Collateral Value *		—	—	—	—	—	—
(25) Special Mtg Loans (wet) *
(26) Non Spec Mtg Loans (dry) *
	(27) Collateral Value Cash — Collection *			_ Amt of Cash Collateral to be (swept) by Collateral Agent
	(28) Collateral Value Change *		—
	(29) Net Borrowings/Principal Debt *		—
	(30) Special Borrowings *	0%	—
	(31) Non Special Borrowings *	0%	—
(32) Primary Obligations *
* — Denotes net change of new assets less previous assets being substituted/removed/matured.

IV.	Portfolio After Request
	(40) Collateral Value (mortgages)		—	—	—	—	—	—
	(41) Special Mtg Loans (wet)		—
	(42) Non Spec Mtg Loans (dry)		—
	(43) Collateral Value Cash - Collection		—
	(44) Total Collateral Value		—
	(45) Total Borrowings/Principal Debt		—
	(46) Special Borrowings	0%	—	< 50% if last five or 1st five bus. days of mo., < 30% otherwise
	(47) Non Special Borrowings	0%	—
	(48) Primary Obligations - Total		—
	(49) Overcollateralized (44) — (48)		—	_ Must be > $0 for Collateral Agent to sweep/substitute.

V.	Sublimit Tests							Jumbo
								Super	Second-
	Test	Spec. Borr. 30%	Spec Borr 50%	120 Day	Alt A	Sub Prime	All	Only	Lien Loans
	Results	OK	OK	OK	OK	OK	OK	OK	OK

VI.	Special Mortgages Loans with Date of Origination Different from Date of Assignment: